                                                                   EXHIBIT 10.16

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, (C) SUCH TRANSACTION IS IN COMPLIANCE WITH RULE 144 OF THE ACT, OR (D) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

No. W- 1003

Issued:  October 27, 2003                            Warrant to Purchase 200,000
Void: October 27, 2010                               Ordinary Shares

                            BACKWEB TECHNOLOGIES LTD.

                                     WARRANT

THIS IS TO CERTIFY that, for good and valuable consideration received and subject to these terms and conditions, CA-GATEWAY OFFICE, LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, or such person to whom this Warrant is transferred (the "HOLDER"), is entitled to exercise this Warrant to purchase from BackWeb Technologies Ltd., an Israeli corporation (the "COMPANY"), 200,000 fully paid and nonassessable Ordinary Shares (the "WARRANT SHARES") at a price per share of U.S. $ 0.66 (the "EXERCISE PRICE") (such number of shares, type of security and the Exercise Price being subject to adjustment as provided below).

1.       METHOD OF EXERCISE

         1.1      CASH EXERCISE RIGHT

                  This Warrant may be exercised by the Holder, at any time until [Date of Five-Year Anniversary of Amendment Date] (the "EXERCISE PERIOD"), in whole or in part, by delivering to the Company at c/o BackWeb Technologies Inc., 2077 Gateway Place, Suite 500, San Jose, CA 95110 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) (a) this Warrant certificate, (b) a certified or cashier's check payable to the Company or a wire transfer in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the "PURCHASE PRICE"), and (c) the Notice of Cash Exercise attached as EXHIBIT A duly completed and executed by the Holder.

         1.2      NET ISSUANCE RIGHT

                  Notwithstanding the payment provisions set forth above, the Holder may elect to convert this Warrant into Warrant Shares by surrendering this Warrant at the office of the Company at the address set forth in Section
1.1 and delivering to the Company the Notice of Net Issuance Exercise attached as EXHIBIT B duly completed and executed by the Holder, in which case the Company shall issue to the Holder the number of Warrant Shares of the Company equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

X = (A - B) x C where:
    -----------
    A

                  X     =      the number of Warrant Shares issuable upon
                               net issuance exercise pursuant to the
                               provisions of this Section 1.2.

                  A     =      the Daily Price (as defined below) of one
                               Warrant Share on the date on which the
                               Holder delivers written notice to the
                               Company pursuant to this Section 1.2.

                  B     =      the Exercise Price for one Warrant Share
                               under this Warrant.

                  C     =      the number of Warrant Shares as to which
                               this Warrant is being exercised, as if the Warrant was exercised pursuant to the provisions of Section 1.1.

         If the foregoing calculation results in a negative number, then no Warrant Shares shall be issued upon net issuance exercise pursuant to this
Section 1.2.

         "DAILY PRICE" of a Warrant Share shall mean:

         (a) If the Company's Ordinary Shares are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape;

         (b) If the Company's Ordinary Shares are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the Ordinary Shares are listed and traded;

         (c) If the Company's Ordinary Shares are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ");

         (d) If the Company's Ordinary Shares are not traded on the NASDAQ National Market, but are traded in the over-the-counter market, the average of the closing bid and asked prices reported on such day; and

         (e) If none of the above is applicable, the Daily Price shall be the fair market value of the Ordinary Shares as determined in good faith by the Company's Board of Directors.

2.       DELIVERY OF STOCK CERTIFICATES; NO FRACTIONAL SHARES

         2.1 Within 10 days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part) or after notice of net issuance exercise and compliance with Section 1.2, the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon such exercise, and (b) a new Warrant of like tenor to purchase up to that number of Warrant Shares, if any, as to which this Warrant has not been exercised if this Warrant has not expired. The Holder shall for all purposes be deemed to have become the holder of record of such Warrant Shares on the close of business on the date this Warrant was exercised (the date the Holder has fully complied with the requirements of Section 1.1 or 1.2), irrespective of the date of delivery of the certificate or certificates representing the Warrant Shares; provided that, if the date such exercise is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Warrant Shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.2 No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the Daily Price of the fractional share on the date of exercise.

3.       COVENANTS AS TO WARRANT SHARES

         The Company covenants that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Warrant Shares as is necessary for exercise in full of this Warrant and, from time to time, it will take all steps necessary to provide sufficient reserves of Warrant Shares.

         The Company hereby represents and warrants to the Holder that: (a) the Company has all requisite power and authority to enter into and perform its obligations under this Warrant; (b) as of the date hereof, the capitalization of the Company is not materially different from its most recent publicly available filings, specifically its Form 10-Q for the period ended March 31, 2003, and its Form 10-K for the period ended December 31, 2002; (c) the execution and delivery by the Company of the Warrant and the performance of all obligations of the Company hereunder have been duly authorized by all necessary board and stockholder actions; and (d) all Warrant Shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

4.       ADJUSTMENTS UPON CERTAIN EVENTS

         4.1      EFFECT OF REORGANIZATION

         Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a "REORGANIZATION") during the Exercise Period, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their Warrant Shares, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of securities of the successor corporation resulting from such Reorganization (and cash and other property), to which a holder of the Warrant Shares issuable upon exercise of this Warrant would have been entitled in such Reorganization if this Warrant had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number and type of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of this Warrant. Nothing in this Section 4.1 shall be deemed to extend the Exercise Period set forth in Section 1.1.

         4.2      ADJUSTMENTS FOR STOCK SPLITS, DIVIDENDS

         If the Company shall subdivide the number of outstanding shares of the same class as the Warrant Shares into a greater number of shares, or issue a dividend of Warrant Shares on Warrant Shares, then the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of Warrant Shares at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if the Company shall contract the number of outstanding shares of the same class as the Warrant Shares by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of Warrant Shares at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of Warrant Shares issuable shall be to the nearest whole share.

         4.3      CERTIFICATE AS TO ADJUSTMENTS

         In the case of any adjustment in the Exercise Price or number and type of securities issuable upon exercise of this Warrant, the Company will promptly give written notice to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting forth the adjustment in reasonable detail.

         4.4      NOTICE OF CERTAIN EVENTS

         The Company has been informed by the Holder that Equity Office Properties Trust, a Maryland real estate investment trust ("EOPT") and an affiliate of the initial Holder, intends to qualify as a "real estate investment trust" for purposes of the Internal Revenue Code of 1986, as amended, and that maintaining such status is of material concern to EOPT and the initial Holder. Accordingly, the Company represents and warrants to Holder that as of the date hereof, the Warrant Shares deliverable on the exercise of this Warrant do not constitute ten percent (10%) or more of either (i) the total voting power or
(ii) the total value of the current outstanding securities of the Company. The Company shall notify Holder in writing at least twenty (20) days in advance of any redemption, repurchase, or other actions taken by the Company or any other person, including but not limited to any additional issuances or adjustments made pursuant to any provisions of this Warrant, in each case which would cause the Warrant Shares deliverable on the exercise of this Warrant to constitute ten percent (10%) or more of either (i) the total voting power or
(ii) the total value of the outstanding securities of the Company. For purposes of this Section 4.4, the term "securities" shall have the meaning used for such term in the Investment Company Act of 1940, as amended, and the term "value" shall mean, with respect to securities for which market quotations are readily available, the market value of such securities and, with respect to any other securities, the fair value of such securities.

5.       SECURITIES LAWS RESTRICTIONS; LEGEND ON WARRANT SHARES

         5.1 This Warrant and the securities issuable upon exercise have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state or foreign securities laws, and, except as provided in Section
5.3 below, no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred to any entity unless (a) there is an effective registration statement under such Act and applicable state and foreign securities laws covering any such transaction involving said securities, (b) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that such transaction is exempt from registration, (c) such transaction is in compliance with Rule 144 of the Act, or
(d) the Company otherwise satisfies itself that such transaction is exempt from registration.

         5.2 A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement and any certificate representing the Warrant Shares, and a stop transfer order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

         5.3 Notwithstanding any other provision of this Warrant, the Holder may transfer all or part of this Warrant and the Warrant Shares issuable upon exercise of this Warrant without the prior written consent of the Company:
(i) in the case of a Holder who is a partnership or limited liability company, to a partner (including a limited partner) of such partnership or a member of such limited liability company; (ii) to any parent or majority-owned subsidiary of any Holder or parent of any Holder or any successor of any Holder or any parent of any Holder; (iii) to (x) any taxable REIT subsidiary of EOPT, or (y) Equity Office Properties Management Corp., a Delaware corporation, or any one of its subsidiaries; (iv) to the Amended and Restated Equity Office Properties Management Corp. Trust dated as of September 30, 2002, of which Equity Office Properties Management Corp. is the sole beneficiary; or (v) to any "affiliate" of a Holder (as defined in Rule 1b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")).

6.       EXCHANGE OF WARRANT; LOST OR DAMAGED WARRANT CERTIFICATE

         This Warrant is exchangeable upon its surrender by the Holder at the office of the Company. Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or damage of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification or (in the case of damage) the surrender of this Warrant for cancellation, the

Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

7.       NOTICES OF RECORD DATE, ETC.

         In the event of

         (a) any taking by the Company of a record of the holders of Warrant Shares for the purpose of determining the holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

         (b) any reorganization of the Company, any reclassification or recapitalization of the capital structure of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person;

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

         (d) any proposed issue or grant by the Company to the holders of Warrant Shares of any shares of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any units of any class or any other securities; or

         (e) any other event as to which the Company is required to give notice to any holders of Warrant Shares,then and in each such event the Company will mail to the Holder a notice specifying (i) the date on which any such record is to be taken, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Shares or securities into which the Warrant Shares are convertible shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, (iii) the amount and character of any stock or other securities, or rights or warrants, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made, and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the Holder at least 30 business days prior to the date specified in the notice.

         During such notice period, Holder may exercise this Warrant in accordance with its terms, and may make such exercise contingent upon the happening of such event and/or the existence of a minimum value of the Warrant Shares receivable upon exercise as provided on Holder's exercise notice; provided that such minimum value shall be no greater than the per share price set forth in the Company notice.

8.       INVESTMENT INTENT

         The Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.

         The Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire this Warrant and the Warrant Shares. The Holder is acquiring this Warrant and the Warrant Shares issuable upon exercise thereof for its own account, to hold for investment, and not with a view to or for sale in connection with any distribution thereof in violation of the Act, and, upon any exercise of this Warrant, the Holder shall confirm the same in writing, by executing the form attached as EXHIBIT C hereto. Except as permitted in Section 5.3, the Holder shall not make any sale, transfer or other disposition of this Warrant or any Warrant Shares issuable upon exercise thereof in violation of the Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state or foreign securities law.

         The Holder has been advised that this Warrant, and the Warrant Shares issuable upon exercise thereof, have not been registered under the Act or state or foreign securities laws in reliance upon an exemption from registration, and that reliance by the Company on such exemptions is predicated in part on Holder's representations set forth herein.

         The Holder has been informed that under the Act, this Warrant and the Warrant Shares issuable upon conversion thereof must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by the Holder. The Holder further agrees that the Company may refuse to permit the Holder to sell, transfer or dispose of this Warrant, and the Warrant Shares issuable upon conversion thereof (except as permitted under Rule 144) unless there is in effect a registration statement under the Act and any applicable state or foreign securities laws covering such transfer, or unless the Holder furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required; provided, however, such opinion will not be required in connection with a transfer in compliance with Rule 144 or to a subsidiary or an affiliate of the Holder pursuant to Section 5.3.

         With a view to making available to the Holder the benefits of Rule 144 and any other rule or regulations of the SEC that may at any time permit Holder to sell securities of the Company to the public without registration, the Company agrees to use commercially reasonable efforts to:

                           (a)      file with the SEC in a timely manner all
reports and other documents required of the Company under the Act and the Exchange Act; and

                           (b)      furnish to Holder, so long as the Holder
owns the Warrant or any Warrant Shares issuable upon conversion thereof, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(ii) such other information as may be reasonably requested to avail Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

9.       MISCELLANEOUS

         9.1      HOLDER AS OWNER

         The Company may deem and treat the holder of record of this Warrant as the absolute owner for all purposes regardless of any notice to the contrary.

         9.2      NO SHAREHOLDER RIGHTS

         This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Shares, until this Warrant is exercised.

         9.3      NOTICES

         Unless otherwise provided, any notice under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) two business days after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or
(d) five days after deposit with the United States Post Office or any foreign postal service, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by 10 days' advance written notice to the other party given in the foregoing manner.

If to the Holder:

                           CA-Gateway Office Limited Partnership
                           c/o Equity Office Properties Trust
                           1740 Technology Drive, Suite 150
                           San Jose, CA 95110
                           Attn: Peter D. Setzer
                           Facsimile: (408) 467-8979
                           Phone: (408) 487-4119

With a copy to:

                           Equity Office Properties Trust
                           Two North Riverside Plaza, Suite 2100
                           Chicago, IL 60606
                           Attn: Chief Legal Counsel
                           Facsimile: (312) 559-5021
                           Phone: (312) 466-3362

If to the Company:

                           BackWeb Technologies Ltd.
                           c/o BackWeb Technologies Inc.

                           2077 Gateway Place, Suite 500
                           San Jose, CA 95110
                           Attn: Chief Financial Officer
                           Facsimile: (408) 933-1800
                           Phone: (408) 933-1731

         9.4      AMENDMENTS AND WAIVERS

         Any term of this Warrant may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 9.4 shall be binding on each future Holder and the Company.

         9.5      GOVERNING LAW

         This Warrant shall be governed by and construed under the laws of the state of California without regard to principles of conflict of laws.

         9.6      SUCCESSORS AND ASSIGNS; TRANSFER

         The terms and conditions of this Warrant shall inure to the benefit of and be binding on the respective successors and assigns of the parties. This Warrant may not be transferred or assigned without the consent of the Company, except, subject to applicable U.S., state, and foreign securities laws, to a subsidiary or an affiliate of the Holder pursuant to Section 5.3.

                            [Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

         BACKWEB TECHNOLOGIES LTD.

         By:  /s/ MICHAEL A. MORGAN
              ---------------------
         Name:  Michael A. Morgan

         Title:  CFO

CA-GATEWAY OFFICE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP

By:  EOM GP, L.L.C., a Delaware limited liability company, its general partner

     By: Equity Office Management, L.L.C., a Delaware limited liability company, its non-member manager

                  By:  /s/ JOHN W. PETERSEN
                       -------------------------------
                  Name:  John  W. Petersen

                  Title:  Regional Senior Vice President

                                                                       EXHIBIT A

                                    EXHIBIT A

                             NOTICE OF CASH EXERCISE

To :  BackWeb Technologies Ltd.

         The undersigned hereby irrevocably elects to purchase ___________ Ordinary Shares of BackWeb Technologies Ltd. (the "COMPANY") issuable upon the exercise of the attached Warrant and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned stated below and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned agrees with and represents to the Company that said shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

     Payment enclosed in the amount of $___________.

     Dated: ________________

     Name of Holder of Warrant:_______________________________________
                                       (Please print)

     Address: ________________________________________________________

     Signature: ______________________________________________________

                                    EXHIBIT B

                         NOTICE OF NET ISSUANCE EXERCISE

To: BackWeb Technologies Ltd.

         The undersigned hereby irrevocably elects to convert the attached Warrant into such number of shares of Ordinary Shares of BackWeb Technologies Ltd. (the "COMPANY") as is determined pursuant to Section 1.2 of the attached Warrant. The undersigned requests that certificates of such net issuance shares be delivered to the address of the undersigned stated below. The undersigned agrees with and represents to the Company that said shares are acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering within the meaning of the Securities Act of 1933, as amended.

     Dated: ________________

     Name of Holder of Warrant: ________________________________________
                                        (Please print)

     Address: __________________________________________________________

     Signature: ________________________________________________________

                                    Exhibit C

                           INVESTMENT REPRESENTATIONS

         THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO BACKWEB TECHNOLOGIES LTD. ALONG WITH THE NOTICE OF EXERCISE OR NOTICE OF NET ISSUANCE EXERCISE, AS THE CASE MAY BE BEFORE THE STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED [Date of Amendment] WILL BE ISSUED.

                              ______________, 20__

         BackWeb Technologies Ltd.
         3 Abba Hillel Street
         Ramat Gan, Israel
         Attn:  Chief Executive Officer

         Ladies and Gentlemen:

                  The undersigned, ____________ ("Purchaser"), intends to acquire up to _______ shares of the Ordinary Shares (the "Ordinary Shares") of BackWeb Technologies Ltd. (the "Company") from the Company pursuant to the exercise of that certain Warrant held by Purchaser. The Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

                  Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                  Purchaser is acquiring the Ordinary Shares for its own account, to hold for investment, and not with a view to or for sale in connection with any distribution of the Ordinary Shares in violation of the 1933 Act. Purchaser shall not make any sale, transfer or other disposition of the Ordinary Shares in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

                  Purchaser has been advised that the Ordinary Shares have not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

                  Purchaser has been informed that under the 1933 Act, the Ordinary Shares must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule
144) is available with respect to any proposed transfer or disposition by Purchaser of the Ordinary Shares. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Ordinary Shares (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required; provided, however, such opinion will not be required in connection with a transfer in compliance with Rule 144 or to a subsidiary of the Purchaser.

                  Purchaser also understands and agrees that there will be placed on the certificate(s) for the Ordinary Stock, or any substitutions therefor, a legend stating in substance:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, (C) SUCH TRANSACTION IS IN COMPLIANCE WITH RULE 144 OF THE ACT, OR
(D) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

                  Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Ordinary Shares with Purchaser's counsel.

                                       Very truly yours,

                                       _________________________________________

                                       By: _____________________________________

                                       Title: _________________________________

                                   ASSIGNMENT

         For value received the undersigned sells, assigns and transfers to the transferee named below, and the transferee agrees to be bound by all the terms and conditions of, the attached Warrant, together with all right, title and interest, and the undersigned does irrevocably constitute and appoint the transfer agent of BackWeb Technologies Ltd. (the "COMPANY") as the undersigned's attorney, to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

     Dated:  ________________

     Name of Holder of Warrant: ________________________________________________
                                           (Please print)

     Address: _____________________________________________________________

     Signature: ___________________________________________________________

     Signature of Transferor: _____________________________________________

     Name of transferee: __________________________________________________
                                    (please print)
     Address of transferee: _______________________________________________

     Signature of Transferee:  ________________________________________________